Exhibit 10.1
AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
    THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”) is made and entered into as of April 30, 2024, by and among Alignment Healthcare, Inc., a Delaware corporation (the “Company”), General Atlantic (ALN HLTH), LP, a Delaware limited partnership (together with its affiliated investment entities, the “GA Stockholder”), and Warburg Pincus Private Equity XII, L.P., a Delaware limited partnership, WP XII Partners, L.P., a Delaware limited partnership, Warburg Pincus Private Equity XII-B, L.P., a Delaware limited partnership, Warburg Pincus XII Partners, L.P., a Delaware limited partnership, Warburg Pincus Private Equity XII-D, L.P., a Delaware limited partnership, and Warburg Pincus Private Equity XII-E, L.P., a Delaware limited partnership (collectively, the “Warburg Stockholder” and, together with the GA Stockholder, the “Lead Stockholders”), and amends and restates in its entirety the Stockholders Agreement of the Company, dated as of March 30, 2021 (the “Original Agreement Date”, and such agreement, the “Original Agreement”).
RECITALS
    WHEREAS, as of the Original Agreement Date, the Lead Stockholders collectively held a majority of the outstanding capital stock of the Company;
    WHEREAS, in connection with, and effective upon, the date of completion of the initial public offering of the Company (the “Effective Date”), the Company and the Lead Stockholders agreed to certain understandings between such parties, including with respect to certain governance matters; and
WHEREAS, the Company and the Lead Stockholders wish to amend and restate the Original Agreement as provided herein.
    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lead Stockholders, intending to be legally bound, hereby amend and restate the Original Agreement as follows:
AGREEMENT
1.Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meaning when used herein with initial capital letters:
“Affiliate” of any Person shall mean any other Person controlled by, controlling or under common control with such first Person; where “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Beneficially Own” shall mean that a specified person has or shares the right, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to vote shares of capital stock of the Company.

“Board” means the board of directors of the Company.

“Common Stock” means common stock of the Company, par value $0.001 per share.

“Director” means any member of the Board.

“Person” means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity or organization, including a government or any subdivision or agency thereof.

“Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership, association, trust or other form of legal entity, of which (a) such first Person directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions, or (b) such first Person is a general partner or managing member (excluding partnerships in which such Person or any Subsidiary thereof does not have a majority of the voting interests in such partnership).

2.Board of Directors.
(a)Subject to the other provisions of this Section 2, as of the Effective Date, the number of Directors constituting the full Board shall initially be fixed at nine (9), who shall be divided into three (3) classes of Directors in accordance with the terms of the Company’s Certificate of Incorporation. As of the Effective Date, the nine (9) directors shall be divided into three (3) classes as follows:
(i)the Class I Directors shall include Mark McClellan, Robbert Vorhoff and Thomas Carella;
(ii)the Class II Directors shall include David Hodgson, Jacqueline Kosecoff and Jeff Margolis; and
(iii)the Class III Directors shall include John Kao, Joseph Konowiecki and Margaret McCarthy.
(b)For the avoidance of doubt, Section 2(a) is applicable solely to the initial composition of the Board as of the Effective Date, except that, subject to the Company’s Certificate of Incorporation, a Director shall remain a member of the class of Directors to which he or she was assigned in accordance with Section 2(a).

(c)From the Effective Date, the GA Stockholder shall have the right, but not the obligation, to nominate to the Board a number of designees (such persons, the “Nominees”) equal to at least: (i) four (4) Directors, so long as the GA Stockholder Beneficially Owns shares of Common Stock representing over 35% of the Common Stock then outstanding, (ii) three (3) Directors, so long as the GA Stockholder Beneficially Owns shares of Common Stock representing over 25% but less than or equal to 35% of the Common Stock then outstanding, (iii) two (2) Directors so long as the GA Stockholder Beneficially Owns shares of Common Stock representing over 15% but less than or equal to 25% of the Common Stock then outstanding and (iv) one (1) Director so long as the GA Stockholder Beneficially Owns shares of Common Stock representing at least 5% but less than or equal to 15% of the Common Stock then outstanding. The initial Nominees of the GA Stockholder shall be Robbert Vorhoff (as a Class I Director) and David Hodgson (as a Class II Director). At the GA Stockholder’s request, each class of Directors shall include, to the extent practicable, at least one Nominee designated by the GA Stockholder.
(d)From the Effective Date, the Warburg Stockholder shall have the right, but not the obligation, to nominate to the Board one (1) Director so long as the Warburg Stockholder Beneficially Owns shares of Common Stock representing at least 5% of the Common Stock then outstanding. The initial Nominee of the Warburg Stockholder shall be Thomas Carella (as a Class I Director).
(e)In the event that either the GA Stockholder or the Warburg Stockholder has nominated less than the total number of designees that such Lead Stockholder shall be entitled to nominate pursuant to Section 2(c) and Section 2(d), as applicable, such Lead Stockholder shall have the right, at any time, to nominate such additional designees to which it is entitled, in which case, the Company and the Directors shall take all necessary corporation action, to the fullest extent permitted by applicable law (including with respect to fiduciary duties under Delaware law), to enable such Lead Stockholder to nominate and effect the election or appointment of such additional individuals.
(f)The Company shall pay all reasonable out-of-pocket expenses incurred by any Nominee in connection with the performance of his or her duties as a Director and in connection with his or her attendance at any meeting of the Board.
(g)No reduction in the number of shares of Common Stock that each Lead Stockholder Beneficially Owns shall shorten the term of any incumbent Director.
(h)If a Nominee is not appointed or elected to the Board because of such person’s death, disability, disqualification, withdrawal as a Nominee or for another reason is unavailable or unable to serve on the Board, the applicable Lead Stockholder shall be entitled to designate promptly another Nominee and the Director position for which the original Nominee was nominated shall not be filled pending such designation.
(i)At such times as the Company is required by applicable law or stock exchange listing standards to have a majority of the Board comprised of “independent directors” (subject in each case to any applicable phase-in periods), the Nominees shall include a number of persons that qualify as “independent directors” under applicable law and stock exchange listing standards such that, together with any other “independent directors” then serving on the Board that are not Nominees, the Board is comprised of a majority of “independent directors”; provided, that at any time that a Lead Stockholder shall have any nomination rights under this Section 2, each such Lead Stockholder shall be entitled to nominate at least one (1) Nominee who does not qualify as an “independent director”.
3.Company and Lead Stockholder Obligations.
(a)The Company agrees that, prior to the date that each Lead Stockholder ceases to Beneficially Own shares of Common Stock representing at least 5% of the Common Stock then outstanding, each Nominee is included in the proxy statement prepared by management of the Company in connection with soliciting proxies for every meeting of the stockholders of the Company called with respect to the election of Directors (each, a “Director Election Proxy Statement”), and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company or the Board with respect to the election of members of the Board. Each Lead Stockholder will promptly report to the Company after such Lead Stockholder ceases to Beneficially Own shares of Common Stock representing at least 5% of the Common Stock then outstanding, such that the Company is informed of when this obligation terminates; provided, that such obligation of such Lead Stockholder to notify the Company shall be deemed satisfied if such Lead Stockholder makes a filing under Section 16 of the Securities Exchange Act of 1934 reflecting such change in the Common Stock Beneficially Owned by such Lead Stockholder. The calculation of the number of Nominees that each Lead Stockholder is entitled to nominate for any election of Directors shall be based on the percentage of the Common Stock then outstanding Beneficially Owned by each Lead Stockholder immediately prior to the mailing to stockholders of the Director Election Proxy Statement relating to such election (or, if earlier, the filing of the definitive Director Election Proxy Statement with the U.S. Securities and Exchange Commission). Unless a Lead Stockholder notifies the Company otherwise prior to the mailing to stockholders of the Director Election Proxy Statement relating to an election of Directors, the Nominees for such election shall be presumed to be the same Nominees currently serving on the Board, and no further action shall be required of any Lead Stockholder for such Nominees to be included in the Director Election Proxy Statement; provided, that, in the event a Lead Stockholder is no longer entitled to nominate the full number of Nominees then serving on the Board, such Lead Stockholder shall provide advance written notice to the Company of which currently serving Nominee(s) shall be excluded from the Director Election Proxy Statement, and of any other changes to the list of Nominees.
4.[Reserved].
5.[Reserved].
6.Confidential Information. The Company recognizes that Nominees (a) will from time to time receive non-public information concerning the Company, and (b) may share such information with other individuals associated with the Lead Stockholder that designated such Nominee. The Company hereby irrevocably consents to such sharing, subject to the terms of this

Section 6. Each Lead Stockholder agrees that it will keep confidential and not disclose or divulge to any third party, or use for any purpose, other than to monitor its investment in the Company and its Subsidiaries, any confidential information regarding the Company it receives from the Company or a Nominee, unless such information (x) is known or becomes known to the public in general, (y) is or has been independently developed or conceived by such Lead Stockholder without use of the Company’s confidential information or (z) is or has been made known or disclosed to such Lead Stockholder by a third party without a breach of any obligation of confidentiality such third party may have; provided, however, that a Lead Stockholder may disclose confidential information (i) to its Affiliates (other than portfolio companies), (ii) to each of its and its Affiliates’ (other than portfolio companies) attorneys, accountants, consultants, advisors and other professionals to the extent necessary to obtain their services in connection with evaluating the information, or (iii) as may be required by law or legal, judicial or regulatory process or requested by any regulatory or self-regulatory authority or examiner, provided that such Lead Stockholder takes reasonable steps to minimize the extent of any required disclosure described in this clause (iii); provided, further, that each Lead Stockholder shall be responsible for compliance with this Section 6 by its Affiliates and advisors described in the foregoing clauses (i) and (ii).
7.Indemnification.
(a)The Company agrees to indemnify and hold harmless each Lead Stockholder, its respective directors, officers, partners, members, managers, Affiliates and controlling persons (each, an “Stockholder Indemnitee”) from and against any and all liability, including, without limitation, all obligations, costs, fines, claims, actions, injuries, demands, suits, judgments, proceedings, investigations, arbitrations (including stockholder claims, actions, injuries, demands, suits, judgments, proceedings, investigations or arbitrations) and reasonable expenses, including reasonable accountant’s and reasonable attorney’s fees and expenses (together the “Losses”), incurred by such Stockholder Indemnitee before or after the Original Agreement Date to the extent arising out of, resulting from, or relating to (i) such Stockholder Indemnitee’s purchase and/or ownership of any Common Stock or (ii) any litigation to which any Stockholder Indemnitee is made a party in its capacity as a stockholder or owner of securities (or as a director, officer, partner, member, manager, Affiliate or controlling person of any Lead Stockholder) of the Company (including any predecessor thereof); provided, that the foregoing indemnification rights in this Section 7(a) shall not be available to the extent that (a) any such Losses are incurred as a result of such Stockholder Indemnitee’s willful misconduct or gross negligence; (b) any such Losses are incurred as a result of non-compliance by such Stockholder Indemnitee with any laws or regulations applicable to it; or (c) subject to the rights of contribution provided for below, to the extent indemnification for any Losses would violate any applicable law or public policy. For purposes of this Section 7(a), none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Stockholder Indemnitee as to any previously advanced indemnity payments made by the Company under this Section 7(a), then such payments shall be promptly repaid by such Stockholder Indemnitee to the Company. The rights of any Stockholder Indemnitee to indemnification hereunder will be in addition to any other rights any such party may have under any other agreement or instrument to which such Stockholder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation. In the event of any payment of indemnification pursuant to this Section 7(a), to the extent that any Stockholder Indemnitee is indemnified for Losses, except as set forth in Section 7(d), the Company will be subrogated to the extent of such payment to all of the related rights of recovery of the Stockholder Indemnitee to which such payment is made against all other Persons. Such Stockholder Indemnitee shall execute all papers reasonably required to evidence such rights. The Company will be entitled at its election to participate in the defense of any third party claim upon which indemnification is due pursuant to this Section 7(a) or to assume the defense thereof, with counsel reasonably satisfactory to such Stockholder Indemnitee unless, in the reasonable judgment of the Stockholder Indemnitee, a conflict of interest between the Company and such Stockholder Indemnitee may exist, in which case such Stockholder Indemnitee shall have the right to assume its own defense and the Company shall be liable for all reasonable expenses therefor. Except as set forth above, should the Company assume such defense all further defense costs of the Stockholder Indemnitee in respect of such third party claim shall be for the sole account of such party and not subject to indemnification hereunder. The Company will not without the prior written consent of the Stockholder Indemnitee (which consent shall not be unreasonably withheld) effect any settlement of any threatened or pending third party claim in which such Stockholder Indemnitee is or could have been a party and be entitled to indemnification hereunder unless such settlement solely involves the payment of money by the Company and includes an unconditional release of such Stockholder Indemnitee from all liability and claims that are the subject matter of such claim. If the indemnification provided for above is unavailable in respect of any Losses, then the Company, in lieu of indemnifying an Stockholder Indemnitee, shall, if and to the extent permitted by law, contribute to the amount paid or payable by such Stockholder Indemnitee in such proportion as is appropriate to reflect the relative fault of the Company and such Stockholder Indemnitee in connection with the actions which resulted in such Losses, as well as any other equitable considerations.
(b)The Company agrees to pay or reimburse (i) the Lead Stockholders for all reasonable costs and expenses (including reasonable attorneys’ fees, charges, disbursement and expenses) incurred in connection with any amendment, supplement, modification or waiver of or to any of the terms or provisions of this Agreement or any related agreements and (ii) each Lead Stockholder for all costs and expenses of such Lead Stockholder (including reasonable attorneys’ fees, charges, disbursement and expenses) incurred in connection with (1) the consent to any departure by the Company or any of its Subsidiaries from the terms of any provision of this Agreement or any related agreements and (2) the enforcement or exercise by such Lead Stockholder of any right granted to it or provided for hereunder.
(c)The Company and its Subsidiaries shall obtain customary director and officer indemnity insurance on commercially reasonable terms which insurance shall cover each member of the Board and the members of each board of directors of each of the Company’s Subsidiaries. The Company and its Subsidiaries shall enter into director indemnification agreements substantially in the form attached as Exhibit A hereto, with each of the Nominees.

(d)The Company hereby acknowledges that the Stockholder Indemnitee may have certain rights to advancement and/or indemnification by certain Affiliates of the GA Stockholder or certain Affiliates of the Warburg Stockholder (collectively, the “Fund Indemnitors”).  In all events, (i) the Company hereby agrees that it is the indemnitor of first resort (i.e., its obligation to a Stockholder Indemnitee to provide advancement and/or indemnification to such Stockholder Indemnitee are primary and any obligation of the Fund Indemnitors (including any Affiliate thereof other than the Company) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter), or any obligation of any insurer of the Fund Indemnitors to provide insurance coverage, for the same expenses, liabilities, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgments, penalties, fines and amounts paid in settlement) incurred by such Stockholder Indemnitee are secondary and it irrevocably waives any claims against the Fund Indemnitors for contribution, subrogation, reimbursement or any other recovery of any kind for which the Company is liable pursuant to this Agreement and the Company’s by-laws or charter and (ii) if any Fund Indemnitor (or any Affiliate thereof, other than the Company) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with such Stockholder Indemnitee, then (x) such Fund Indemnitor (or such Affiliate, as the case may be) shall be fully subrogated to all rights of such Stockholder Indemnitee with respect to such payment and (y) the Company shall fully indemnify, reimburse and hold harmless such Fund Indemnitor (or such other Affiliate, as the case may be) for all such payments actually made by such Fund Indemnitor (or such other Affiliate, as the case may be).
8. Amendment and Waiver. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and each Lead Stockholder that Beneficially Owns at least 5% of the Common Stock then outstanding, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The Lead Stockholders shall not be obligated to nominate all (or any) of the Nominees they are entitled to nominate pursuant to this Agreement for any election of Directors but the failure to do so shall not constitute a waiver of rights hereunder with respect to future elections; provided, however, that in the event a Lead Stockholder fails to nominate all (or any) of the Nominees it is entitled to nominate pursuant to this Agreement prior to the mailing to stockholders of the Director Election Proxy Statement relating to such election (or, if earlier, the filing of the definitive Director Election Proxy Statement with the U.S. Securities and Exchange Commission), the Nominating, Corporate Governance and Compliance Committee of the Board shall be entitled to nominate individuals in lieu of such Nominees for inclusion in the applicable Director Election Proxy Statement with respect to the election for which such failure occurred and such Lead Stockholder shall be deemed to have waived its rights hereunder with respect to such election; provided, further, however, that any such waiver shall only be effective if the Company has provided written notice to such Lead Stockholder of such

Director Election Proxy Statement no less than 20 business days, and no more than 40 business days, prior to the earlier of the mailing or filing date of such Director Election Proxy Statement. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
9.Benefit of Parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Notwithstanding the foregoing, the Company may not assign any of its rights or obligations hereunder without the prior written consent of each Lead Stockholder that Beneficially Own shares of Common Stock representing at least 5% of the Common Stock then outstanding. Except as otherwise expressly provided in Section 10, nothing herein contained shall confer or is intended to confer on any third party or entity that is not a party to this Agreement any rights under this Agreement.
10.Assignment. Upon written notice to the Company, each Lead Stockholder may assign to any Affiliate (other than a portfolio company) all of its rights hereunder and, following such assignment, such assignee shall be deemed to be a “Lead Stockholder” for all purposes hereunder.
11.Headings. Headings are for ease of reference only and shall not form a part of this Agreement.
12.Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware without giving effect to the principles of conflicts of laws thereof.
13.Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement may be brought against any of the parties in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each of the parties agrees that service of process upon such party at the address referred to in Section 20, together with written notice of such service to such party, shall be deemed effective service of process upon such party.
14.WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.
15.Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral among the parties with respect to the subject matter hereof.
16.Termination. This Agreement shall terminate upon the earliest to occur of any one of the following events: (a) (i) with respect to the GA Stockholder only, at such time as the GA

Stockholder no longer Beneficially Owns shares of Common Stock representing at least 5% of the Common Stock then outstanding and (ii) with respect to the Warburg Stockholder only, at such time as the Warburg Stockholder no longer Beneficially Owns shares of Common Stock representing at least 5% of the Common Stock then outstanding and (b) the unanimous written consent of the parties hereto. Notwithstanding the foregoing, Sections 7 through 23 shall survive any termination of this Agreement.
17.Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
18.Further Assurances. Each of the parties hereto shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.
19.Specific Performance. Each of the parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal or state court located in the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity.
20.Notices. All notices, requests and other communications to any party shall be in writing (including email or similar writing) and shall be given:
If to the Company:

Alignment Healthcare, Inc.
c/o Alignment Healthcare USA, LLC
1100 West Town and Country Road, #1600
Orange, CA 92868
Attention: General Counsel
Fax: (949) 679-0005
Email: LegalNotices@ahcusa.com

With a copy to (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Neil Goldman
Email: ngoldman@paulweiss.com

If to the GA Stockholder or any of its Nominees:

c/o General Atlantic Service Company, L.P.
55 East 52nd Street, 33rd Floor
New York, NY 10055
Attention: Chris Lanning
Email: clanning@generalatlantic.com

With a copy to (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Neil Goldman
Email: ngoldman@paulweiss.com

If to the Warburg Stockholder or any of its Nominees:

Warburg Pincus LLC
450 Lexington Avenue
New York, NY 10017
Attention: Lora Giampetruzzi, Esq.
Email: notices@warburgpincus.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 20 during regular business hours.

21.Enforcement. Each of the parties hereto covenants and agrees that the disinterested members of the Board have the right to enforce, waive or take any other action with respect to this Agreement on behalf of the Company.
22.Interpretation. Each of the parties hereto acknowledges that each party has been represented by legal counsel in connection with this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
23.Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when each party shall have received a counterpart hereof signed by each of the other parties. An executed copy or counterpart hereof delivered by facsimile shall be deemed an original instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first set forth above.

ALIGNMENT HEALTHCARE, INC.

                        By:         /s/ John Kao
                            Name: John Kao
                            Title: Chief Executive Officer

[Signature Page to Amended and Restated Stockholders Agreement]

                        GENERAL ATLANTIC (ALN HLTH), LP

By: General Atlantic (SPV) GP, LLC,
its General Partner

                        By:         /s/ D. Gordon Cruess
                            Name: D. Gordon Cruess
                            Title: Managing Director

[Signature Page to Amended and Restated Stockholders Agreement]

WARBURG PINCUS PRIVATE EQUITY XII, L.P.
By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:         /s/ Thomas Carella
                            Name: Thomas Carella
                            Title: Managing Director

WP XII PARTNERS, L.P.

By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:         /s/ Thomas Carella
                            Name: Thomas Carella
                            Title: Managing Director

[Signature Page to Amended and Restated Stockholders Agreement]

WARBURG PINCUS PRIVATE EQUITY XII-B, L.P.

By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:         /s/ Thomas Carella
                            Name: Thomas Carella
                            Title: Managing Director

WARBURG PINCUS XII PARTNERS, L.P.
By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:         /s/ Thomas Carella
                            Name: Thomas Carella
                            Title: Managing Director

[Signature Page to Amended and Restated Stockholders Agreement]

WARBURG PINCUS PRIVATE EQUITY XII-D, L.P.
By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:         /s/ Thomas Carella
                            Name: Thomas Carella
                            Title: Managing Director

WARBURG PINCUS PRIVATE EQUITY XII-E, L.P.
By: Warburg Pincus XII, L.P., its general partner
By: WP Global LLC, its general partner
By: Warburg Pincus Partners II, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By:         /s/ Thomas Carella
                            Name: Thomas Carella
                            Title: Managing Director

[Signature Page to Amended and Restated Stockholders Agreement]